INCOME TAXES (Tables)	12 Months Ended
Dec. 31, 2021
INCOME TAXES
Summary of significant components of the Company's deferred tax assets and liabilities

	2021	2020
Deferred tax assets:
Operating loss carryforwards	$7,775,000	$6,600,000
Research and development tax credit	850,000	700,000
Other	325,000	700,000
Total deferred tax assets	8,950,000	8,000,000
Deferred tax liability:
Intangibles	(300,000)	(250,000)
Total deferred tax liabilities	(300,000)	(250,000)
Net deferred tax assets before valuation allowance	8,650,000	7,750,000
Valuation allowance	(8,650,000)	(7,750,000)
Net deferred tax asset	$—	$—

Summary of reconciliation of the statutory income tax rates to the effective rates

	2021	2020
Reconciliation to statutory rates
Expected federal income taxes benefit at statutory rates	(21.0)%	(21.0)%
Expected state tax benefit at statutory rates, net of federal benefit	(8.0)	(8.0)
Change in valuation allowance	25.7	29.0
Forgiveness of PPP Loan	3.3	—
Income tax expense (benefit)	—%	—%